EXHIBIT 99.1

Republic’s Earnings Bolstered By Continued Strong Loan Growth as the Company Surpasses $2.8 Billion in Total Assets

July 21, 2006

Contact: Kevin Sipes
Executive Vice President & CFO

Louisville, KY — Republic Bancorp, Inc. (Republic or the Company) (NASDAQ: RBCAA), the holding company for Republic Bank & Trust Company and Republic Bank & Trust Company of Indiana, posted net income from continuing operations of $15.8 million for the first six months of 2006, with diluted earnings per Class A Common Stock from continuing operations of $0.79. This compares to net income from continuing operations of $18.4 million and diluted earnings per Class A Common Stock from continuing operations of $0.89 for the same period in 2005. Earnings from discontinued operations during 2006 and 2005 are comprised solely of the Company’s deferred deposit business segment, which Republic predominantly exited in the first quarter of 2006.

Successful execution of the Company’s growth strategy marked the highlight of the second quarter as total assets surpassed $2.8 billion, an increase of $206 million over June 30, 2005. Total loans increased by $83 million for the quarter alone, while total households serviced by Republic surpassed 85,000. Net income from continuing operations was $6.0 million for the second quarter of 2006 compared to $6.6 million during the second quarter of 2005. Diluted earnings per Class A Common Stock from continuing operations was $0.30 for the second quarter of 2006 compared to $0.32 during the same period in 2005.

Return on average assets (“ROA”) and return on average equity (“ROE”) from continuing operations both remained very good at 1.15% and 14.37% for the year. Total loans grew by $133 million during the first six months of 2006 to $2.2 billion. “ROA and ROE were both solid for the first six months of 2006, despite a very difficult interest rate environment that has pressured the net interest margin and earnings of financial institutions across the United States. Although we did not post record earnings, we believe our results were solid and are a testament to the core banking principles that we practice each and every day at Republic. Despite the margin compression associated with a flat yield curve, we remain true to our commitment to not reap short-term gain at the expense of creating long-term shareholder value,” stated Steve Trager, President & CEO of Republic.

“As part of our commitment to building long-term shareholder value, Republic reached an agreement during the second quarter to enter the Florida market via the acquisition of a $66 million community bank located just north of Tampa. The Company also opened its 35th banking center in the fast-growing northern Kentucky market, just outside of Cincinnati, Ohio. In addition to the excitement we have for our existing markets, we believe these new markets offer tremendous growth opportunity and potential for maximizing long-term shareholder value. We plan to conservatively expand our presence in both markets,” Steve Trager further commented.

While total net interest income declined $336,000 during the first six months of 2006 due primarily to the Tax Refund Solutions (“TRS”) refund anticipation loan (“RAL”) securitization, net interest income within the traditional “Banking” segment increased $2.8 million or 8% compared to the first six months of 2005.

The increase in net interest income from the Banking segment was driven by growth in the loan portfolio, particularly the residential real estate portfolio which increased $185 million since June 30, 2005. “With the cost of funding continuing to increase, strong loan volume helped boost net interest income. We have asked our sales staff to produce a tremendous volume of loans this year while maintaining our strong credit quality. They have responded with the second highest loan growth numbers the Company has ever experienced during the first half of a year,” commented Scott Trager, President of Republic Bank & Trust Company.

The Company also continues to focus heavily on growing its non-interest income. Service charges on deposits increased 24% for the first six months of 2006 over the same period in 2005. The growth in deposit fee income was primarily driven by an increase in checking accounts as the Company opened over 12,000 new checking accounts in the first six months of 2006. “In addition to our success in the retail deposit function, we remain very excited about our commercial deposit opportunities, as well. We continue to invest meaningfully in people and technology in the commercial cash management area — expanding on the Company’s suite of products and services available to the client, while also increasing the Company’s profitability of its existing client base. This investment, combined with our growing banking center network, has allowed us to become a premier player in the commercial cash management arena. We look forward to introducing our cash management products and services to the Florida and northern Kentucky markets,” stated David Vest, Executive Vice President & Chief Deposit Officer.

The Company’s provision for loan losses increased year over year due primarily to the growth in the loan portfolio and a large credit to provision expense in 2005 associated with the improvement of a few large classified assets during the first half of the year. Overall, the Company continued to experience very sound asset quality during the first six months of 2006 as delinquencies and non-performing loans remained very positive compared to peer throughout the year. Republic’s percentage of delinquent loans to total loans was a low 0.41% at June 30, 2006 compared to 0.35% at December 31, 2005. In addition, the Company’s percentage of non-performing loans to total loans was 0.33% at June 30, 2006 compared to 0.29% at December 31, 2005.

Steve Trager concluded, “Despite the tremendous uncertainty in the economy, I have never been more enthusiastic about the future opportunities at Republic. We were just named the #1 mortgage lender in the Louisville, Kentucky market for the 5th consecutive year. We have considerable momentum and excitement surrounding our expansion into new markets, as well as our steady elevation in status within our existing markets. We enter the third quarter armed with a long list of prospective clients as we continue to seek new and better ways to service our existing clients, while adding to the bottom line. As always, we thank all those who have helped to make us a success and invite those who have not experienced Republic to give us a try and see for yourselves why we are so excited about the future of the Company.”

Republic Bancorp, Inc. (Republic), has 35 banking centers, and is the parent company of: Republic Bank & Trust Company with 33 banking centers in nine Kentucky communities — Bowling Green, Elizabethtown, Fort Wright, Frankfort, Georgetown, Lexington, Louisville, Owensboro, and Shelbyville and Republic Bank & Trust Company of Indiana with two banking centers in Jeffersonville and New Albany, Indiana. Republic Bank & Trust Company operates two Republic Finance offices in Louisville, as well as Tax Refund Solutions, a nationwide tax refund loan and check provider. Republic Bank offers internet banking at www.republicbank.com. Republic has $2.8 billion in assets and $1 billion in trust assets under custody and management. Republic is headquartered in Louisville, Kentucky, and Republic Class A Common Stock is listed under the symbol ‘RBCAA’ on the NASDAQ National Market System.

Statements in this press release relating to Republic’s plans, objectives, or future performance are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management’s current expectations. Republic’s actual strategies and results in future periods may differ materially from those currently expected due to various risks and uncertainties, including those discussed in Republic’s 2005 Form 10-K and subsequent 10-Qs filed with the Securities and Exchange Commission.

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release
(all amounts other than per share amounts and number of employees are expressed in thousands unless otherwise noted)

Balance Sheet Data

	June 30, 2006	Dec. 31, 2005	June 30, 2005
Assets:
Cash and cash equivalents	$74,843	$77,169	$75,879
Securities available for sale	384,232	447,865	419,057
Securities to be held to maturity	58,141	64,298	70,110
Mortgage loans held for sale	4,162	6,582	9,359
Loans	2,193,482	2,060,656	1,947,392
Allowance for loan losses	(10,760)	(11,009)	(13,382)
Federal Home Loan Bank stock	22,351	21,595	21,083
Other assets	74,228	68,400	64,905
Total assets	$2,800,679	$2,735,556	$2,594,403

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$279,800	$286,484	$281,520
Interest-bearing deposits	1,321,336	1,316,081	1,218,244
Total deposits	1,601,136	1,602,565	1,499,764

Securities sold under agreements to repurchase and other short-term borrowings	323,334	292,259	337,460
Federal Home Loan Bank borrowings	582,378	561,133	517,805
Subordinated note	41,240	41,240	—
Other liabilities	26,977	24,785	25,948
Total liabilities	2,575,065	2,521,982	2,380,977

Stockholders’ equity	225,614	213,574	213,426
Total liabilities and Stockholders’ equity	$2,800,679	$2,735,556	$2,594,403

Average Balance Sheet Data

	Second Quarter Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Assets:
Federal funds sold and other	$20,867	$51,505	$13,332	$71,626
Investment securities, including FHLB stock	484,970	535,446	504,447	547,849
Loans and fees, including loans held for sale	2,157,150	1,905,158	2,132,188	1,885,347
Total earning assets	2,662,987	2,492,109	2,649,967	2,504,822
Total assets	2,776,377	2,611,814	2,761,776	2,630,437

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,620	$289,588	$294,741	$301,540
Interest-bearing deposits	1,305,983	1,235,531	1,312,425	1,236,094
Securities sold under agreements to repurchase and other short-term borrowings	342,753	372,348	336,031	377,726
Federal Home Loan Bank borrowings	547,525	477,567	527,511	480,896
Subordinated note	41,240	—	41,240	—
Total interest-bearing liabilities	2,237,501	2,085,446	2,217,207	2,094,716
Stockholders’ equity	223,853	211,217	220,019	208,206

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release (continued)

Income Statement Data

	Second Quarter Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005

Total interest income*	$41,085	$33,402	$84,853	$73,550
Total interest expense	20,723	14,435	39,727	28,088
Net interest income	20,362	18,967	45,126	45,462

Provision for loan losses	573	(867)	1,903	723

Service charges on deposit accounts	4,615	3,793	8,728	7,055
Electronic refund check fees	523	833	3,951	5,828
Net gain on sale of refund anticipation loans	404	—	2,418	—
Mortgage banking income	487	726	942	1,352
Title insurance commissions	403	435	695	785
Other	1,269	1,106	2,390	2,218
Total non interest income	7,701	6,893	19,124	17,238

Salaries and employee benefits	10,056	9,430	21,424	18,965
Occupancy and equipment, net	3,660	3,332	7,383	6,688
Communication and transportation	595	633	1,302	1,503
Marketing and development	605	513	1,185	1,044
Other	3,277	2,920	6,740	5,883
Total non interest expenses	18,193	16,828	38,034	34,083

Income from continuing operations before income tax expense	9,297	9,899	24,313	27,894
Income tax expense from continuing operations	3,335	3,318	8,504	9,528

Income from continuing operations before discontinued operations, net of income tax expense(1)	5,962	6,581	15,809	18,366

Income (loss) from discontinued operations before income tax expense	(3)	2,057	(177)	4,398
Income tax expense (benefit) from discontinued operations	(2)	694	(62)	1,502

Income (loss) from discontinued operations, net of income tax expense (benefit)	(1)	1,363	(115)	2,896

Net income	$5,961	$7,944	$15,694	$21,262

* - The amount of loan fee income included in interest income from continuing operations was $536,000 and $558,000 for the quarters ended June 30, 2006 and 2005. The amount of loan fee income included in interest income from continuing operations was $5.7 million and $9.4 million for the six months ended June 30, 2006 and 2005.

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release (continued)

	Second Quarter Ended June 30,		Six Months Ended June 30,
	2006	2005	2006	2005
Per Share Data(2):
Basic average shares outstanding	19,517	19,842	19,500	19,840
Diluted average shares outstanding	20,030	20,652	20,028	20,690

End of period shares outstanding:
Class A Common Stock	17,275	17,597	17,275	17,597
Class B Common Stock	2,244	2,253	2,244	2,253

Book value per share	$11.56	$10.75	$11.56	$10.75

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.31	0.33	0.81	0.93
Basic earnings per Class B Common Stock	0.30	0.32	0.80	0.91
Diluted earnings per Class A Common Stock	0.30	0.32	0.79	0.89
Diluted earnings per Class B Common Stock	0.29	0.31	0.77	0.87

Earnings per share from discontinued operations(1):
Basic earnings per Class A Common Stock	—	0.07	(0.01)	0.15
Basic earnings per Class B Common Stock	—	0.06	(0.01)	0.13
Diluted earnings per Class A Common Stock	—	0.07	(0.01)	0.14
Diluted earnings per Class B Common Stock	—	0.06	(0.01)	0.13

Earnings per share:
Basic earnings per Class A Common Stock	0.31	0.40	0.81	1.07
Basic earnings per Class B Common Stock	0.30	0.39	0.79	1.06
Diluted earnings per Class A Common Stock	0.30	0.38	0.79	1.03
Diluted earnings per Class B Common Stock	0.29	0.38	0.77	1.01

Cash dividends declared per share:
Class A Common Stock	0.099	0.084	0.183	0.154
Class B Common Stock	0.090	0.076	0.166	0.140

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.86%	1.03%	1.15%	1.42%
Return on average assets	0.86%	1.22%	1.14%	1.62%
Return on average equity (ROE) from continuing operations	10.66	12.68	14.37	17.95
Return on average equity	10.65	15.04	14.27	20.42
Efficiency ratio from continuing operations(3)	65	65	59	54
Efficiency ratio(3)	65	59	60	51

Yield on average earning assets from continuing operations	6.17	5.43	6.41	5.94
Yield on total average earning assets	6.17	5.89	6.44	6.40

Cost of interest-bearing liabilities from continuing operations	3.71	2.81	3.59	2.72
Cost of total interest-bearing liabilities	3.71	2.81	3.59	2.72

Net interest spread from continuing operations	2.46	2.62	2.82	3.22
Net interest spread	2.46	3.08	2.85	3.68

Net interest margin from continuing operations	3.06	3.08	3.41	3.67
Net interest margin	3.06	3.54	3.44	4.13

Asset Quality Ratios:
Loans on non-accrual status	6,569	6,546	6,569	6,546
Loans past due 90 days or more and still on accrual	564	216	564	216
Total non-performing loans	7,133	6,762	7,133	6,762
Other real estate owned	55	199	55	199
Total non-performing assets	7,188	6,961	7,188	6,961
Non-performing loans to total loans	0.33%	0.35%	0.33%	0.35%
Allowance for loan losses to total loans	0.49	0.69	0.49	0.69
Allowance for loan losses to non-performing loans	151	198	151	198
Net loan charge-offs to average loans from continuing operations	0.15	0.05	0.14	0.19
Delinquent loans to total loans(4)	0.41	0.58	0.41	0.58

Other Information:
End of period full-time equivalent employees	640	649	640	649
Number of bank offices (including LPO’s)	37	35	37	35

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release (continued)

Balance Sheet Data

	Quarterly Comparison
	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005
Assets:
Cash and cash equivalents	$74,843	$74,952	$77,169	$87,810	$75,879
Securities available for sale	384,232	398,764	447,865	391,641	419,057
Securities to be held to maturity	58,141	63,847	64,298	64,157	70,110
Mortgage loans held for sale	4,162	6,756	6,582	15,616	9,359
Loans	2,193,482	2,110,212	2,060,656	1,966,140	1,947,392
Allowance for loan losses	(10,760)	(11,023)	(11,009)	(11,123)	(13,382)
Federal Home Loan Bank stock	22,351	21,905	21,595	21,336	21,083
Other assets	74,228	75,252	68,400	67,750	64,905
Total assets	$2,800,679	$2,740,665	$2,735,556	$2,603,327	$2,594,403

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$279,800	$300,142	$286,484	$284,870	$281,520
Interest-bearing deposits	1,321,336	1,336,253	1,316,081	1,273,707	1,218,244
Total deposits	1,601,136	1,636,395	1,602,565	1,558,577	1,499,764

Securities sold under agreements to repurchase and other short-term borrowings	323,334	314,671	292,259	281,562	337,460
Federal Home Loan Bank borrowings	582,378	494,513	561,133	483,673	517,805
Subordinated note	41,240	41,240	41,240	41,240	—
Other liabilities	26,977	31,766	24,785	24,354	25,948
Total liabilities	2,575,065	2,518,585	2,521,982	2,389,406	2,380,977

Stockholders’ equity	225,614	222,080	213,574	213,921	213,426
Total liabilities and Stockholders’ equity	$2,800,679	$2,740,665	$2,735,556	$2,603,327	$2,594,403

Average Balance Sheet Data

	Quarterly Comparison
	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005
Assets:
Federal funds sold and other	$20,867	$5,713	$18,038	$38,226	$51,505
Investment securities, including FHLB stock	484,970	524,139	546,791	507,848	535,446
Loans and fees, including loans held for sale	2,157,150	2,106,948	2,024,603	1,959,910	1,905,158
Total earning assets	2,662,987	2,636,800	2,589,432	2,505,984	2,492,109
Total assets	2,776,377	2,750,663	2,704,923	2,618,525	2,611,814

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$286,620	$302,954	$280,105	$281,033	$289,588
Interest-bearing deposits	1,305,983	1,318,936	1,273,315	1,242,219	1,235,531
Securities sold under agreements to repurchase and other short-term borrowings	342,753	329,233	339,405	336,302	372,348
Federal Home Loan Bank borrowings	547,525	507,274	532,457	498,109	477,567
Subordinated note	41,240	41,240	41,240	20,620	—
Total interest-bearing liabilities	2,237,501	2,196,683	2,186,417	2,097,250	2,085,446
Stockholders’ equity	223,853	219,847	214,674	215,699	211,217

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release (continued)

Income Statement Data

	Quarterly Comparison
	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005	June 30, 2005

Total interest income	$41,085	$43,768	$37,681	$35,183	$33,402
Total interest expense	20,723	19,004	18,248	16,096	14,435
Net interest income	20,362	24,764	19,433	19,087	18,967

Provision for loan losses	573	1,330	(83)	(300)	(867)

Service charges on deposit accounts	4,615	4,113	4,319	4,142	3,793
Electronic refund check fees	523	3,428	178	77	833
Net gain on sale of refund anticipation loans	404	2,014	—	—	—
Mortgage banking income	487	455	602	797	726
Title insurance commissions	403	292	490	481	435
Other	1,269	1,121	1,088	1,060	1,106
Total non interest income	7,701	11,423	6,677	6,557	6,893

Salaries and employee benefits	10,056	11,368	8,603	9,163	9,430
Occupancy and equipment, net	3,660	3,723	3,605	3,361	3,332
Communication and transportation	595	707	835	662	633
Marketing and development	605	580	808	637	513
Other	3,277	3,463	3,376	3,379	2,920
Total non interest expenses	18,193	19,841	17,227	17,202	16,828

Income from continuing operations before income tax expense	9,297	15,016	8,966	8,742	9,899

Income tax expense from continuing operations	3,335	5,169	3,031	2,965	3,318

Income from continuing operations before discontinued operations, net of income tax expense(1)	5,962	9,847	5,935	5,777	6,581

Income (loss) from discontinued operations before income tax expense	(3)	(174)	(282)	3,445	2,057
Income tax expense (benefit) from discontinued operations	(2)	(60)	(100)	1,172	694

Income (loss) from discontinued operations, net of income tax expense (benefit)	(1)	(114)	(182)	2,273	1,363

Net income	$5,961	$9,733	$5,753	$8,050	$7,944

Republic Bancorp, Inc. Financial Information
Second Quarter 2006 Earnings Release (continued)

	Four Quarter Comparison
	June 30, 2006	Mar. 31, 2006	Dec. 31, 2005	Sept. 30, 2005
Per Share Data(2):
Basic average shares outstanding	19,517	19,483	19,467	19,780
Diluted average shares outstanding	20,030	20,022	20,212	20,564

End of period shares outstanding:
Class A Common Stock	17,275	17,264	17,188	17,354
Class B Common Stock	2,244	2,247	2,249	2,252

Book value per share	$11.56	$11.38	$10.99	$10.91

Earnings per share from continuing operations:
Basic earnings per Class A Common Stock	0.31	0.51	0.31	0.29
Basic earnings per Class B Common Stock	0.30	0.50	0.30	0.29
Diluted earnings per Class A Common Stock	0.30	0.49	0.29	0.28
Diluted earnings per Class B Common Stock	0.29	0.49	0.29	0.27

Earnings per share from discontinued operations(1):
Basic earnings per Class A Common Stock	—	(0.01)	(0.01)	0.12
Basic earnings per Class B Common Stock	—	(0.01)	(0.02)	0.11
Diluted earnings per Class A Common Stock	—	(0.01)	(0.01)	0.11
Diluted earnings per Class B Common Stock	—	(0.01)	(0.02)	0.10

Earnings per share:
Basic earnings per Class A Common Stock	0.31	0.50	0.30	0.41
Basic earnings per Class B Common Stock	0.30	0.49	0.29	0.40
Diluted earnings per Class A Common Stock	0.30	0.49	0.29	0.39
Diluted earnings per Class B Common Stock	0.29	0.48	0.28	0.39

Cash dividends declared per share:
Class A Common Stock	0.099	0.084	0.084	0.084
Class B Common Stock	0.090	0.076	0.076	0.076

Performance Ratios:
Return on average assets (ROA) from continuing operations	0.86%	1.43%	0.88%	0.89%
Return on average assets	0.86%	1.42%	0.85%	1.23%
Return on average equity (ROE) from continuing operations	10.66	17.92	11.08	10.74
Return on average equity	10.65	17.71	10.72	14.93
Efficiency ratio from continuing operations(3)	65	55	66	67
Efficiency ratio(3)	65	57	66	65

Yield on average earning assets from continuing operations	6.17	6.65	5.84	5.65
Yield on total average earning assets	6.17	6.72	5.96	5.90

Cost of interest-bearing liabilities from continuing operations	3.71	3.46	3.35	3.09
Cost of total interest-bearing liabilities	3.71	3.47	3.35	3.09

Net interest spread from continuing operations	2.46	3.19	2.49	2.56
Net interest spread	2.46	3.25	2.61	2.81

Net interest margin from continuing operations	3.06	3.76	3.01	3.06
Net interest margin	3.06	3.83	3.13	3.31

Asset Quality Data:
Loans on non-accrual status	6,569	5,530	5,725	6,661
Loans past due 90 days or more and still on accrual	564	470	295	2,484
Total non-performing loans	7,133	6,000	6,020	9,145
Other real estate owned	55	499	452	94
Total non-performing assets	7,188	6,499	6,472	9,239
Non-perfoming loans to total loans	0.33%	0.28%	0.29%	0.47%
Allowance for loan losses to total loans	0.49	0.52	0.53	0.57
Allowance for loan losses to non-performing loans	151	184	183	122
Net loan charge-offs to average loans from continuing operations	0.15	0.13	0.07	(0.07)
Delinquent loans to total loans(4)	0.41	0.37	0.35	0.54

Other Information:
End of period full-time equivalent employees	640	662	678	667
Number of bank offices (including LPO’s)	37	37	37	36

Segment Data:

The reportable segments are determined by the type of products and services offered, distinguished between (I) Banking operations, (II) Mortgage banking operations, (III) Tax Refund Solutions and (IV) Deferred Deposits or “Payday Loans.” The Company substantially exited the deferred deposit business during the first quarter of 2006; therefore, segment operations are presented as discontinued operations. Loans, investments and deposits provide the majority of revenue from banking operations; servicing fees and loan sales provide the majority of revenue from mortgage banking operations; Refund Anticipation Loan (“RAL”) fees, Electronic Refund Check (“ERC”) fees and Net gain on the sale of RALs provide the majority of the revenue from Tax Refund Solutions; and fees for providing deferred deposits or payday loans have historically represented the primary revenue source for the deferred deposit segment. All Company segments are domestic. Segment information for the three and six months ended June 30, 2006 and 2005 follows:

	Three Months Ended June 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$19,896	$380	$86	$20,362	$14
Provision for loan losses	792	(219)	—	573	(27)
Electronic Refund Check fees	—	523	—	523	—
Net gain on sale of RALs	—	404	—	404	—
Mortgage banking income	—	—	487	487	—
Other revenue	6,450	5	(168)	6,287	—
Income tax expense	2,960	297	78	3,335	(2)
Net income	5,387	433	142	5,962	(1)
Segment assets	2,792,125	3,574	4,240	2,799,939	740

	Three Months Ended June 30, 2005
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$18,613	$285	$69	$18,967	$3,109
Provision for loan losses	(823)	(44)	—	(867)	664
Electronic Refund Check Fees	—	833	—	833	—
Mortgage banking income	—	—	726	726	—
Other revenue	5,497	22	(185)	5,334	8
Income tax expense	3,107	89	122	3,318	694
Net income	6,070	273	238	6,581	1,363
Segment assets	2,537,164	2,856	9,369	2,549,389	45,014

	Six Months Ended June 30, 2006
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$39,403	$5,591	$132	$45,126	$495
Provision for loan losses	1,239	664	—	1,903	(320)
Electronic Refund Check fees	—	3,951	—	3,951	—
Net gain on sale of RALs	—	2,418	—	2,418	—
Mortgage banking income	—	—	942	942	—
Other revenue	12,106	7	(300)	11,813	—
Income tax expense	5,472	2,897	135	8,504	(62)
Net income	10,171	5,387	251	15,809	(115)
Segment assets	2,792,125	3,574	4,240	2,799,939	740

	Six Months Ended June 30, 2005
(in thousands)	Banking	Tax Refund Solutions	Mortgage Banking	Total Continuing Operations	Discontinued Operations

Net interest income	$36,568	$8,722	$172	$45,462	$6,201
Provision for loan losses	(794)	1,517	—	723	894
Electronic Refund Check Fees	—	5,828	—	5,828	—
Mortgage banking income	—	—	1,352	1,352	—
Other revenue	10,362	65	(369)	10,058	18
Income tax expense	5,765	3,525	238	9,528	1,502
Net income	11,113	6,794	459	18,366	2,896
Segment assets	2,537,164	2,856	9,369	2,549,389	45,014

(1) — Represents the Company substantially exiting the payday loan segment of business during the first quarter of 2006.

(2) —Prior period amounts have been restated to reflect the 5% stock dividend declared in the first quarter of 2006.

(3) — Equals total non-interest expense divided by the sum of net interest income and non interest income.

(4) — Equals total loans over 30 days past due divided by total loans.